Exhibit 10.103

EXECUTION COPY

FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of April 30, 2007, is entered into among CONSOL ENERGY INC. (“CONSOL ENERGY”), CONSOL ENERGY SALES COMPANY, CONSOL OF KENTUCKY INC., CONSOL PENNSYLVANIA COAL COMPANY, CONSOLIDATION COAL COMPANY, ISLAND CREEK COAL COMPANY, WINDSOR COAL COMPANY, MCELROY COAL COMPANY, KEYSTONE COAL MINING CORPORATION, EIGHTY-FOUR MINING COMPANY and CNX MARINE TERMINALS INC. (each an “Originator” and collectively the “Originators”) and CNX FUNDING CORPORATION (the “Company”).

RECITALS

1. Company and Originators are parties to the Purchase and Sale Agreement dated as of April 30, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Purchase and Sale Agreement”);

2. Each of the parties hereto desires to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in the Purchase and Sale Agreement or in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).

2. Amendments to the Purchase and Sale Agreement.

(a) Each reference to “CONSOL Sales Company” in the Purchase and Sale Agreement shall be deemed a reference to “CONSOL Energy Sales Company”.

(b) The “Definitions” paragraph of the Purchase and Sale Agreement shall be hereby amended and restated in its entirety to read as follows:

“Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to the Amended and Restated Receivables Purchase Agreement dated as of April 30, 2007 (as the same may be amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) by and among CONSOL Energy Inc., as Servicer, the Company, the Sub-Servicers party thereto, the Conduit Purchasers party thereto, the Purchaser Agents party thereto, the financial institutions from time to time party thereto, as LC Participants, and PNC Bank, National Association, as the Administrator (in such capacity, the “Administrator”) and LC Bank (in such capacity, the “LC Bank”). All references herein to months are to calendar months unless otherwise expressly indicated.”

(c) The Purchase and Sale Agreement is hereby amended by inserting the following new Section 3.2A immediately after Section 3.2 and before Section 3.3 to read as follows:

“3.2A Letters of Credit.

(a) Upon the request of Consol Energy (acting as agent for the Originators as described in subsection (b) below), and subject to the terms and conditions for issuing Letters of Credit under the Receivables Purchase Agreement (including any limitations therein on the amount of any such issuance), the Company agrees to cause the LC Bank to issue, on the Purchase Dates specified by Consol Energy, Letters of Credit in favor of the beneficiaries specified by Consol Energy. The aggregate stated amount of the Letters of Credit being issued on any Purchase Date shall constitute a credit against the aggregate Purchase Price otherwise payable by the Company on such Purchase Date pursuant to Section 3.2. To the extent that the aggregate stated amount of the Letters of Credit being issued on any Payment Date exceeds the aggregate Purchase Price payable by the Company on such Payment Date, such excess shall be deemed to be a reduction in the outstanding principal balance of (and, to the extent necessary, the accrued but unpaid interest on) the Company Notes specified by Consol Energy. The aggregate stated amount of Letters of Credit to be issued on any Payment Date cannot exceed the sum of the aggregate Purchase Price payable on such Payment Date plus the aggregate outstanding principal balance of and accrued but unpaid interest on the Company Notes on such Payment Date. In the event that any Letter of Credit issued pursuant to this Section 3.2A (i) expires or is cancelled or otherwise terminated with all or any portion of its stated amount undrawn, (ii) has its stated amount decreased (for a reason other than a drawing having been made thereunder) or (iii) the Company’s Reimbursement Obligation in respect thereof is reduced for any reason other than by virtue of a payment made in respect of a drawing thereunder, then an amount equal to such undrawn amount or such reduction, as the case may be, shall either be paid in cash to the relevant Originator(s) on the next Payment Date or, if the Company does not then have cash available therefor, shall be deemed to be added to the outstanding principal amount of the Company Note(s) issued to such Originator(s). Under no circumstances shall Consol Energy or any Originator have any reimbursement obligations in respect of any Letter of Credit.”

“(b) Each Originator appoints Consol Energy as its agent (on which appointment the Company, the Servicer, the Sub-Servicers, the Purchaser Agents, the Administrator, the LC Bank, the LC Participants and the Purchasers may rely until the relevant Originator provides contrary written notice to all of such Persons) to act on such Originator’s behalf to take all actions and to make all decisions in respect of the issuance, amendment and administration of the Letters of Credit, including requests for the

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issuance and extension of Letters of Credit and the allocation of the stated amounts of Letters of Credit against Purchase Price owed to particular Originators and against Company Notes issued to particular Originators. In the event that Consol Energy requests a Letter of Credit hereunder, Consol Energy shall on a timely basis provide the Company with such information as is necessary for the Company to obtain such Letter of Credit from the LC Bank, and shall notify the relevant Originators, the Company and the Administrator of the allocations described in the preceding sentence. Such allocations shall be binding on the Company and each Originator.”

(d) Exhibit E of the Purchase and Sale Agreement is hereby amended and restated in its entirety as Exhibit E attached hereto.

(e) Exhibit F of the Purchase and Sale Agreement is hereby amended and restated in its entirety as Exhibit F attached hereto.

3. Representations and Warranties. Each of the Originators and the Company represents and warrants that:

(a) Representations and Warranties. Each representation and warranty made by it in the Purchase and Sale Agreement and in the other Transaction Documents are true and correct as of the date hereof.

(b) No Default. Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

(c) Fair Market Value. The Purchase Price for the Receivables sold pursuant to the Purchase and Sale Agreement reflects the fair market value of such Receivables.

4. Effect of Amendment. All provisions of the Purchase and Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to the “Purchase and Sale Agreement”, or to “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement, shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment.

5. Effectiveness. This Amendment shall become effective upon satisfaction of each of the following conditions precedent on and as of the date hereof:

(a) Receipt by the parties hereto of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto; and

(b) Such other documents, instruments and opinions as the Administrator may reasonably request.

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6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement, any other Transaction Document or any provision hereof or thereof.

9. Consents and Agreements. (a) By their consents and agreements to this Amendment set forth in the signature pages hereto, the Purchasers hereby agree that the Company Notes will be deemed to be modified to permit the increases and decreases of the amounts outstanding under the Company Notes as contemplated by Section 3.2A of the Purchase and Sale Agreement as amended by this Amendment.

(b) CONSOL Pennsylvania Coal Company (“CONSOL Pennsylvania”) hereby informs the Administrator and the Company of its intent to convert from a corporation to a limited liability company on or about June 1, 2007 (the “Conversion”). The Administrator and the Company hereby consent to the Conversion, provided that, within a reasonable time after the Conversion, (i) there shall be delivered to the Administrator copies of (1) the certificate of conversion to limited liability company for CONSOL Pennsylvania, certified by the Secretary of State of the State of Delaware and (2) any and all other documentation related to the conversion of CONSOL Pennsylvania to a limited liability company, as requested by the Administrator; (ii) there shall be delivered to the Administrator a true, correct and complete copy of the limited liability company agreement for CONSOL Pennsylvania; and (iii) CONSOL Energy shall cause all amendments to financing statements, or original financing statements, necessitated by the Conversion to have been filed in each jurisdiction in which the filing thereof is required or requested by the Administrator, and each such financing statement shall be in form and substance satisfactory to the Administrator.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE ORIGINATORS:
CONSOL ENERGY INC.,
as an Originator

By:
Name:
Title:

CONSOL ENERGY SALES COMPANY,
as an Originator

By:
Name:
Title:

CONSOL OF KENTUCKY INC.,
as an Originator

By:
Name:
Title:

CONSOL PENNSYLVANIA COAL COMPANY,
as an Originator

By:
Name:
Title:

S-1	First Amendment to Purchase and Sale Agreement

CONSOLIDATION COAL COMPANY,
as an Originator

By:
Name:
Title:

S-2	First Amendment to Purchase and Sale Agreement

ISLAND CREEK COAL COMPANY,
as an Originator

By:
Name:
Title:

WINDSOR COAL COMPANY, as an Originator

By:
Name:
Title:

MCELROY COAL COMPANY, as an Originator

By:
Name:
Title:

KEYSTONE COAL MINING CORPORATION, as an Originator

By:
Name:
Title:

S-3	First Amendment to Purchase and Sale Agreement

EIGHTY-FOUR MINING COMPANY,
as an Originator

By:
Name:
Title:

CNX MARINE TERMINALS INC., as an Originator

By:
Name:
Title:

S-4	First Amendment to Purchase and Sale Agreement

COMPANY:

CNX FUNDING CORPORATION

By:
Name:
Title:

S-5	First Amendment to Purchase and Sale Agreement

CONSENTED TO and AGREED:

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:
Name:
Title:

Address:	PNC Bank, National Association
One PNC Plaza, 26th Floor
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention:	Bill Falcon
Telephone:	412-762-5442
Facsimile:	412-762-9184

S-6	First Amendment to Purchase and Sale Agreement

CONSENTED TO and AGREED:

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:
Name:
Title:	Senior Vice President

Address:	PNC Bank, National Association
500 First Avenue
Third Floor
Pittsburgh, PA 15219
Attention:	Richard Munsick
Telephone:	412-762-4299
Facsimile:	412-762-9184

THE BANK OF NOVA SCOTIA,
as LC Participant

By:
Name:
Title:

Address:	The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006
Attention:	Michael Eden
Telephone:	212-225-5007
Facsimile:	212-225-5274

S-7	First Amendment to Purchase and Sale Agreement

CONSENTED TO and AGREED:

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:
Name:
Title:

Address:	Market Street Funding LLC
c/o AMACAR Group, LLC
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211
Attention:	Doug Johnson
Telephone:	704-365-0569
Facsimile:	704-365-1362

With a copy to:

PNC Bank, National Association
One PNC Plaza, 26th floor
249 Fifth Avenue
Pittsburgh, PA 15222
Attention:	Bill Falcon
Telephone:	412-762-5442
Facsimile:	412-762-9184

S-8	First Amendment to Purchase and Sale Agreement

LIBERTY STREET FUNDING CORP.,
as a Conduit Purchaser

By:
Name:
Title:
Address:	Liberty Street Funding Corp.
c/o Global Securitization Services, LLC
114 West 47th Street
New York, New York 10036
Attention: Andrew L. Stidd
Telephone No.: (212) 302-5151
Facsimile No.: (212) 302-8767

With a copy to:

The Bank of Nova Scotia
One Liberty Plaza
New York, New York 10006
Attention:	Michael Eden
Telephone:	212-225-5007
Facsimile:	212-225-5274

S-9	First Amendment to Purchase and Sale Agreement

Exhibit E

to Purchase and Sale Agreement

OFFICE LOCATIONS

Each Originator maintains books and records relating to Receivables at:

1800 Washington Road, Pittsburgh, PA 15241

The Principal Place of Business and Chief Executive Office of each Originator is:

1800 Washington Road, Pittsburgh, PA 15241

The state of formation of each Originator is:

CONSOL Energy Inc.	Delaware
Consol Energy Sales Company	Delaware
CONSOL of Kentucky Inc.	Delaware
Consol Pennsylvania Coal Company	Delaware
Consolidation Coal Company	Delaware
Island Creek Coal Company	Delaware
Windsor Coal Company	West Virginia
McELROY COAL COMPANY	Delaware
Keystone Coal Mining Corporation	Pennsylvania
Eighty-Four Mining Company	Pennsylvania
CNX Marine Terminals Inc.	Delaware

E-1	First Amendment to Purchase and Sale Agreement

Exhibit F

to Purchase and Sale Agreement

TRADE NAMES

Legal Name/Trade Names/Fictitious Names of each Originator

CONSOL Energy Inc.

Consol Energy Sales Company

CONSOL of Kentucky Inc.

Consol Pennsylvania Coal Company

Consolidation Coal Company

Island Creek Coal Company

Windsor Coal Company

McELROY COAL COMPANY

Keystone Coal Mining Corporation

Eighty-Four Mining Company

CNX Marine Terminals Inc. f/k/a Consolidation Coal Sales Company

F-1	First Amendment to Purchase and Sale Agreement